UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: November 23, 2004

                     CHINA BIOPHARMACEUTICALS HOLDINGS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       814-00063               13-2949462
(State or other jurisdiction       Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)

                               c/o Nanjiang Keyuan
                                139 Ma Tai Street
                                 Nanjing 210009
                                      China

                           --------------------------
                    (Address of principal executive offices)

                                86 (25) 360 8605
                      -------------------------------------
              (Registrant's telephone number, including area code)


       -------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events

The Form 10-QSB that was filed on November 22, 2004 for the quarterly period ended September 30, 2004 by China Biopharmaceuticals Holdings Inc. (the "Company") was not reviewed by the Company's external auditors. The external auditors are currently performing their review of the Form 10-QSB for the quarterly period ended September 30, 2004 and when they have completed their review, the Company will re-file its Form 10-QSB. Subject to further review the re-filed Form 10QSB may contain information which may vary significantly from the information already filed.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         China Biopharmaceuticals Holdings, Inc.

                                         By:  /s/ Peng Mao
                                         ---------------------------------------
                                         Name:  Peng Mao
                                         Title: Chairman and
                                         Chief Executive Officer

Dated:  November 23, 2004